EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT

Agreement made this December 4, 2000, by and between SUMmedia.com Inc., a Colorado corporation (the "Company"), and Jade West Investment Limited, a British Virgin Islands corporation (the "Subscriber").

In consideration of the mutual promises and covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE 1
                                  SUBSCRIPTION

1.1 SUBSCRIPTION OFFER. Subject to the terms and conditions hereof Subscriber hereby irrevocably offers to purchase 4,000,000 shares of the Company's common stock at a price of $0.025 per share, for a total purchase price of US $100,000. Such shares and any additional shares in the capital stock or the Company purchased hereunder are collectively referred to herein as the "Securities". The purchase price for the 4,000,000 shares subscribed for herein is payable in full on December 15, 2000 or such later date as to which the parties hereto may mutually agree in writing (the "Closing Date") by deposit on the Closing Date of the Canadian Dollar equivalent of the sum of US $100,000 into a bank account of the Company at Vancouver B.C., Canada (details of such account to be provided by the Company to the Subscriber by notice in writing delivered to the Subscriber on or before December 12, 2000), or, at the option of the Company, exercised by notice in writing delivered to the Subscriber on or before December 12, 2000, by deposit into a US Dollar bank account of the Company in Vancouver, B.C. Canada (details of such account to be provided by the Company in such written notice) of the sum of US $100,000, provided that the Company and the Subscriber acknowledge and agree that it is their mutual intent that the Securities shall constitute 10.2% of the total issued and outstanding share capital of the Company as at the Closing Date. Accordingly:

         (a) if, at any time before or after the Closing Date any options, warrants, pre-emptive rights or other rights to acquire shares in the capital of the Company which exist on the Closing Date, including without limitation rights held on the Closing Date by Hollinger Digital Inc. or any entity related thereto and by Swartz Private Equity, LLC or any entity related thereto, are exercised;

         (b) if, at any time before or after the Closing Date, any debt or liability of the Company existing on the Closing Date is converted or otherwise settled in whole or in part by the Company issuing equity shares or securities or other instruments convertible into equity shares in the capital of the Company, or if equity shares in the capital of the Company are issued to the Subscriber, or to any other person or entity to raise equity capital for the purposes of selling in whole or in part any debt, liability or obligation of the Company existing on the Closing Date; and

         (c) if, at any time before or after the Closing Date the Company should issue any shares in its capital stock with respect to any repurchase of rights or shares held by others in, or the settlement of obligations of, any subsidiary or affiliate of the Company which exist on the Closing Date, then the Company

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                  shall give written notice to the Subscriber of the occurrence of any such event and upon each issuance of equity shares of the Company pursuant to the exercise of any such options, warrants, pre-emptive rights or other rights described in paragraph (a) above, and upon each issuance of equity shares upon the conversion or settlement of any such debt, obligation or liability or the exercise of any such conversion rights described in paragraph (b) above and upon the issuance of any shares as contemplated in paragraph (c) above, the Subscriber shall have the right, exercisable by notice in writing to the Company, to subscribe for such number of additional equity shares in the capital of the Company at a price equal to US $.01 per share such that after such shares have been subscribed for, allotted and issued the Subscriber shall continue to hold 10.2% of the issued and outstanding equity shares in the capital of the Company as if such shares described in paragraphs (a) and (b) above had been issued and were, on the Closing Date, outstanding.

1.2 SUBSCRIBER'S CONDITIONS. The obligations of the Subscriber to complete the subscription for the 4,000,000 shares subscribed for herein and to pay the purchase price therefore is subject to the fulfillment to the satisfaction of the Subscriber in its sole and arbitrary discretion on or before the Closing Date, of each of the following conditions (all or any of which may be waived in whole or in part in writing by the Subscriber in its sole and arbitrary discretion):

         (a) the Subscriber having delivered to the Company a notice in writing stating that the Subscriber has completed a due diligence investigation with respect to the Company;

         (b) the Company having delivered to the Subscriber a Deed of Termination in form satisfactory to the Subscriber duly executed by Swartz Private Equity, LLC wherein it is agreed that the agreement between Swartz Private Equity, LLC and the Company dated November 6, 2000 is terminated;

         (c) the Company having delivered to the Subscriber an Acknowledgement and Waiver in form satisfactory to the Subscriber duly executed by Hollinger Digital, Inc. wherein Hollinger Digital, Inc. acknowledges the subscription for shares herein provided for and waives any and all pre-emptive rights that it may have under and pursuant to Section 6 of the Securities Purchase Agreement between Hollinger Digital, Inc. and the Company dated December 28, 1999 ;

         (d) the Company having delivered to the Subscriber an agreement in form satisfactory to the Subscriber duly executed by DDB World Wide Communications Group Inc. ("DDB") wherein DDB agrees to take no further proceedings with respect to Supreme Court of B.C. Action NO. S006438, to withdraw its Notice of Intention to Enforce Security dated December 6, 2000 and to waive all of its rights to require the Company to further pay down its debt to DDB under and pursuant to the letter agreement between the Company and DDB dated October 12, 2000;

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         (e)      the Company having delivered to the Subscriber a legal opinion addressed to the Subscriber and its legal counsel from Arnold
                  & Porter dated and effective as of the Closing Date as to:

                  (i) the authorized and issued fully diluted capital of the Company including options, warrants and convertible securities;

                  (ii) the absence of a requirement for shareholder approval for the subscription for the Securities and the acceptance by the Company thereof herein provided for;

                  (iii) the absence of any restrictions, laws, bylaws, agreements which such law firm is aware, shareholders' resolutions or directors' resolutions which could prohibit, benefit or otherwise encumber, restrict or limit the Company from allotting and issuing the Securities or any other shares as contemplated in this Agreement;

                  (iv) the due authorization, execution and delivery by the Company, and the enforceability in accordance with its terms, of this Agreement.

                  (v)      the due and valid issuance of the Securities;

                  (vi) the absence of any requirement for further U.S. regulatory approvals with respect to the execution and delivery of this Agreement, the acceptance of the subscription for shares herein provided for by the Company and the issuance by the Company of the Securities;

         (f) the obtaining of all regulatory and other approvals required with respect to this Agreement and the transactions contemplated herein;

         (g) the Company having approved, and having agreed in writing to implement, the Subscriber's proposed plan of reorganization for the Company and the Company having taken such steps as the Subscriber shall consider necessary prior to the Closing Date to commence the implementation thereof;

         (h) the Company having delivered to the Subscriber all documents necessary for the allotment and issuance of the Securities including without limitation:

                  (i) a certified copy of an authorizing directors resolution of the Company approving this Agreement and the issue and allotment of the Securities to the Subscriber in accordance with the terms and conditions herein;

                  (ii) certificates representing the Securities in the name of the Subscriber;

         (i) the Company having delivered to the Subscriber such other consents approvals, waivers or other documents or instruments as the Subscriber shall require to give the Subscriber good title to the Securities and to enable the Subscriber or its nominee to become the registered holder thereof.

1.3 The Company agrees that it shall, as soon as possible after execution of this Agreement by the Subscriber, do all things necessary to convene a special meeting of shareholders of the Company for the purposes of increasing the authorized capital of the Company to 200,000,000 shares of common stock.

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

1.4 ACCEPTANCE OF SUBSCRIPTION. The Company hereby accepts the subscription for shares provided for herein and agrees to allot and issue the shares subscribed for herein subject to and in accordance with the provisions of this Agreement on the Closing Date.

1.5 RESTRICTIONS ON SECURITIES. The SECURITIES have not been registered under the Shares Act of 1933 (the "Act") or any applicable state securities laws. The certificates representing the SECURITIES, will bear a restrictive legend in accordance with the requirements of the Act and rules and regulations thereto.

1.6      DUE DILIGENCE. The Company shall, upon execution of this Agreement:

         1.6.1 provide the Subscriber and its representatives with full access to all officers, employees, agents and accountants of the Company and its subsidiaries and their respective assets and properties and books and records and accounts and statements.

         1.6.2 furnish the Subscriber and such affiliates and representatives with all such information and data and all deeds, documents, files, records and correspondence (including, without limitation, copies of contracts, benefit plans and other books and records and portfolio of loans and credit facilities) concerning the business, affairs and operations of the Company and its subsidiaries and relating to all borrowings of and all encumbrances and charges created by the Company and its subsidiaries as the Subscriber, such affiliates or any of such other representatives reasonably may request in connection with such investigation;

         1.6.3 permit the Subscriber and its representatives to inspect all documents of title relating to all and any material property of the Company and its subsidiaries, including without limitation, intellectual property rights;

         1.6.4 furnish all such statements, information, explanations and data from solicitors, bankers and auditors of the Company as the Subscriber may reasonably require regarding the affairs, operations, administration and financial or other whatsoever state or condition of the Company and its subsidiaries; and

         1.6.5 provide the Subscriber and its affiliates and each of their respective representatives such signed consents as may be requested by the Subscriber or its affiliates or their respective representatives in order for the Subscriber to conduct due diligence searches at the relevant regulatory or statutory offices.

For the purpose of giving effect to this Section, the Company shall cause such authorizations or other directions to be given to the Subscriber and provide such reasonable facilities, assistance and access as the Subscriber may reasonably require.

1.7 UNDERTAKINGS. The Company and the Subscriber hereby agree and undertake that, each of them shall hold in confidence and not disclose to any person (other than professional advisors on a basis of confidentiality) any information whatsoever in relation to this Agreement or any other offer made by the Subscriber or any other confidential information of the Subscriber or the Company which may come into their possession or control subject to any obligation to disclose the same to any competent authority.

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

                                   ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

2.1 STATUS OF SUBSCRIBER. Subscriber, if an individual, is at least 21 years of age, if an entity, each individual member of the entity is at least 21 years of age. Subscriber is not a U.S. person, as such term is defined in Regulation S of the Act, and is not acquiring these shares for the account or benefit of any U.S. person. Subscriber's subscription for the SECURITIES originated outside of the U.S.

2.2 ACCESS TO INFORMATION. Because of Subscriber's pre-existing business or personal relationship with the Company or with the officers and directors of the Company, or by reason of the business or financial experience of Subscriber or his professional advisors who are unaffiliated with and who are not compensated by the Company, or any affiliate thereof, Subscriber has the capacity to protect his own interests in connection with the offer and sale of the SECURITIES.

2.3 UNDERSTANDING OF INVESTMENT RISKS. Subscriber understands that there is no market for the SECURITIES and no assurance that a market will develop, and that realization of the objectives of the Company is subject to significant economic and business risks.

2.4      UNDERSTANDING OF NATURE OF SECURITIES. Subscriber understands that:

         (a) the SECURITIES have not been registered under the Act or any state securities law;

         (b) the SECURITIES cannot be sold or transferred for value without registration under the Act and applicable state laws or exemption therefrom;

         (c) the Company has not made any representations to Subscriber that the Company will register the SECURITIES under the Act or any applicable state securities laws or with respect to compliance with any exemption therefrom;

         (d) there may be stringent conditions on the Subscriber's obtaining an exemption for the resale of the SECURITIES under the Act and any applicable state securities laws;

         (e) since the SECURITIES cannot be readily sold, the Subscriber is prepared to bear the economic risk of the investment in the SECURITIES indefinitely;

         (f) the Subscriber is aware that stop transfer instructions against the certificate(s) evidencing the SECURITIES will be noted in the Company's records; and

         (g) the Subscriber acknowledges that a restrictive legend in compliance with Regulation S of the Act, will be placed upon the certificate(s) evidencing the SECURITIES reflecting, among other things, restrictions on transfer.

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

2.5      INVESTMENT INTENT. Subscriber represents and warrants that:

         (a) Subscriber is acquiring the SECURITIES in reliance on Regulation S of the Act and for the Subscriber's own account and not for or on behalf of any other person;

         (b) Subscriber is acquiring the SECURITIES for investment and not for distribution or with the intent to divide Subscriber's participation with others or of reselling or otherwise distributing the SECURITIES;

         (c) neither Subscriber nor anyone acting on Subscriber's behalf has paid any commission or other remuneration to any person in connection with the purchase of the SECURITIES;

         (d) Subscriber will not sell the SECURITIES without registration under the Act and any applicable state securities laws or exemption therefrom;

         (e) Subscriber will sell the SECURITIES in accordance with Regulation S of the Act; and

         (f) Subscriber agrees not to engage in any hedging transactions with regard to the SECURITIES unless in compliance with the Act.

2.6 RESIDENCE OF SUBSCRIBER. The residence of Subscriber set forth below is the true and correct residence of Subscriber and he or she has no present intention of becoming a resident or domiciliary of any other state, country, or jurisdiction.

2.7 FURTHER ASSURANCES. Each of the parties will execute and deliver to the other party any document, or do any other act or thing, which the other party may reasonably request in connection with the acquisition of the SECURITIES.

2.8 NON-DISCLOSURE. Subscriber has not distributed any written materials furnished to Subscriber by the Company to anyone other than the Subscriber's professional advisors.

2.9 ABILITY TO BEAR ECONOMIC RISK. Subscriber is able to bear the economic risk of an investment in the SECURITIES and to maintain its investment in the SECURITIES for an indefinite period of time, and, further, could bear a total loss of the investment.

2.10 FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY. If the Subscriber is a partnership, corporation, trust, or other entity,

         (a) Subscriber has full authority to enter into this subscription agreement and to make the representations and warranties made herein;

         (b) Subscriber has completed the Entity Subscription Information portion of this Agreement; and

         (c) Subscriber was either not formed for the purpose of investing in the SECURITIES or has listed the names and address of each person who owns an equity interest in the subscribing entity in the Entity Subscription Information portion of this Agreement.

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

2.11 INDEMNIFICATION OF COMPANY. Subscriber hereby agrees to indemnify and hold harmless the Company, its officers, directors, and each other person, if any, who controls or is controlled by any thereof, within the meaning of Section 15 of the Act, against any and all loss, liability, claim, damage and expense whatsoever (including any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any other claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Subscriber in this Agreement or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

2.12 REPRESENTATIONS, UNDERTAKINGS AND WARRANTIES OF THE COMPANY. The Company represents and warrants and covenants with the Subscriber with the intent that notwithstanding any investigations which Subscriber, or any of its directors, officers, employees, agents or advisors may have made the Subscriber is relying upon such representations, warranties and covenants in entering into this Subscription Agreement:

         (a) that the issued share capital, on a fully diluted basis including pending subscriptions, warrants, options and convertible securities is as set forth in Schedule "A" attached hereto;

         (b) Other Rights to Acquire SECURITIES. No Person has any agreement, right or option, consensual or arising by law, present or future, contingent or absolute, or capable of becoming an agreement, right or option:

                  (i) to require the Company to issue any further or other shares in its capital or any other security convertible or exchangeable into shares in its capital or to convert or exchange any securities into or for shares in the capital of the Company;

                  (ii) for the issue or allotment of any of the authorized but unissued shares in the capital of the Company;

                  (iii) to require the Company to purchase, redeem or otherwise acquire any of the issued and outstanding shares in the capital of the Company; or

                  (iv) to purchase or otherwise acquire any shares in the capital of the Company,

except as set forth in Schedule "A" and except for rights of Hollinger Digital Inc. and Swartz Private Equity, LLC described herein.

The Company undertakes to indemnify and keep fully indemnified the Subscriber against any costs (including all legal costs), expenses, loss or liability suffered by the Subscriber as a result of or in connection with any material inaccuracy or breach of any of the above representations, warranties and covenants. This indemnity shall be without prejudice to any other rights and remedies of the Subscriber and its assigns in relation to any such breach of the representations, warranties and covenants and such rights and remedies are hereby expressly reserved.

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

                                   ARTICLE 3
                            MISCELLANEOUS PROVISIONS

3.1 CAPTIONS AND HEADINGS. The Article and Section headings throughout this Agreement are for convenience of reference only and shall in no way be deemed to define, limit or add to any provision of this Agreement.

3.2 ENTIRE AGREEMENT, AMENDMENT. This Agreement states the entire agreement and understanding of the parties and shall supersede all prior agreements and understandings. No amendment of the Agreement shall be made without the express written consent of the parties.

3.3 SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect any other provision hereof, which shall be construed in all respects as if such invalid or unenforceable provision were omitted.

3.4 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Colorado.

3.5 NOTICES. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed by prepaid first class certified mail, return receipt requested, or mailed by overnight courier prepaid, to the parties at the following addresses or facsimile numbers:

         (a)      If to the Subscriber:

                  JADE WEST INVESTMENT LIMITED
                  c/o Trident Trust Company (B.V.I.) Limited
                  P.O. Box 146, Road Town, Tortola
                  British Virgin Islands

                  Facsimile No: 852-2801-7238
                  Attention: Anscode Limited


                  And to:


                  Alexander, Holburn, Beaudin & Lang
                  P.O. Box 10057
                  2700-700 West Georgia Street
                  Vancouver, B.C. V7Y 1B8
                  Facsimile No.: (604) 669-7642
                  Attention: John Elwick

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

         (b)      If to the Company:

                  SUMmedia.com Inc
                  c/o Arnold & Porter
                  1700 Lincoln Street
                  Suite 4000
                  Denver, Co 80203-4540
                  USA

                  Facsimile No.: (303) 832-0428
                  Attention: Kevin A. Cudney

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided for in this Section, be deemed given upon facsimile confirmation, (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given on the earlier of the fifth day following mailing or upon receipt and (iv) if delivered by overnight courier to the address as provided for in this Section, be deemed given on the earlier of the first day following the date sent by such overnight

3.6 NONTRANSFERRABLE. This Agreement is not transferable or assignable by the Subscriber.



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

3.7 COUNTERPARTS. This Agreement may be executed by facsimile and through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

3.8 CURRENCY. In this Agreement, all dollar amounts are expressed in the lawful currency of the United States of America, unless specifically provided to the contrary.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.


SUMmedia.com. Inc.


By /s/ GRANT PETERSEN
   ---------------------------------------
   Grant Petersen, Chief Executive Officer



JADE WEST INVESTMENT LIMITED


By: /s/
    ---------------------------------------
    For Anscode Limited, Director


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